TRADE ACCOUNTS RECEIVABLE, NET	9 Months Ended
Sep. 30, 2012
TRADE ACCOUNTS RECEIVABLE, NET [Abstract]
TRADE ACCOUNTS RECEIVABLE, NET
TRADE ACCOUNTS RECEIVABLE, NET

Trade accounts receivable at September 30, 2012 are stated net of a provision for doubtful accounts of $10.0 million (December 31, 2011: $4.5 million). The movement in the balance is due to an increase in the provision during the nine months ended September 30, 2012.